UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

Sucampo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33609	30-0520478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 King Farm Blvd, Suite 550

Rockville, Maryland 20850

(Address of principal executive offices, including zip code)

(301) 961-3400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2015, Kei Tolliver resigned as a member of the registrant’s Board of Directors (the “Board”). Ms. Tolliver had served on the Board since May 2013.

Item 7.01. Regulation FD Disclosure.

On December 15, 2015, the registrant issued a press release announcing a number of changes to its Board of Directors, all to be effective January 1, 2016: (i) the appointment of Peter Greenleaf, the Company’s Chief Executive Officer, as Chairman of the Board, (ii) the appointment of John Johnson as lead independent director and (iii) the appointment of Dan Getman as the chairman of the nominating & corporate governance committee of the Board.

A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in the press release furnished as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release titled “Sucampo CEO Peter Greenleaf Appointed Chairman of the Board” dated December 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

	By:	/s/ Matthias Alder
Date: December 15, 2015		Name: Matthias Alder
Title: Executive Vice President, Business Development and Licensing, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release titled “Sucampo CEO Peter Greenleaf Appointed Chairman of the Board” dated December 15, 2015.